SCHEDULE 14A

                     Information Required in Proxy Statement

         Reg. /section/ 240.14a-101

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials


[ ] Soliciting Material Pursuant to /section/ 240.14a-11(c) or /section/ 240.14a-12

                                Q.E.P. CO., INC.
                (Name of Registrant as Specified in its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


[ ]      Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1)      Title of each class of securities to which transaction applies:
         2)      Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         4)      Proposed maximum aggregate value of transaction:
         5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration No.:
         3)       Filing Party:
         4)       Date

                                Q.E.P. CO., INC.
                               1081 HOLLAND DRIVE
                            BOCA RATON, FLORIDA 33487

                                                                   June 24, 1999

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of Q.E.P. Co., Inc. (the "Company"), which will be held at Embassy Suites, 661 N.W. 53rd Street, Boca Raton, Florida 33487, on July 16, 1999, at 10:00 a.m., local time.

      The notice of the meeting and proxy statement on the following pages cover the formal business of the meeting. Please give these proxy materials your careful attention. It is important that your shares be represented and voted at the Annual Meeting regardless of the size of your holdings. Accordingly, whether or not you plan to attend the Annual Meeting, please complete, sign, and return the accompanying proxy card in the enclosed envelope in order to make sure your shares will be represented at the Annual Meeting. If you decide to attend the Annual Meeting and vote in person, you will, of course, have that opportunity.

      The continuing interest of the stockholders in the business of the Company is gratefully acknowledged. We hope many will attend the meeting.

                                         Sincerely,

                                         /s/ LEWIS GOULD
                                         ---------------------------------------
                                         Lewis Gould
                                         Chairman and Chief Executive Officer

                                Q.E.P. CO., INC.
                               1081 HOLLAND DRIVE
                            BOCA RATON, FLORIDA 33487

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  JULY 16, 1999

      The Annual Meeting of Stockholders of Q.E.P. Co., Inc. will be held at Embassy Suites, 661 N.W. 53rd Street, Boca Raton, Florida 33487, on July 16, 1999 at 10:00 a.m., local time, for the following purposes:

      1.   To elect five directors;

      2. To ratify the appointment of Grant Thornton LLP as the Company's independent certified public accountants for fiscal year 2000; and

      3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on June 14, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

      Stockholders are requested to vote, date, sign and promptly return the enclosed proxy in the envelope provided for that purpose, WHETHER OR NOT THEY INTEND TO BE PRESENT AT THE MEETING.

                                           By Order of the Board of Directors

                                           /s/ SUSAN J. GOULD
                                           -------------------------------------
                                           Susan J. Gould, Secretary

Boca Raton, Florida
June 24, 1999

                                Q.E.P. CO., INC.
                               1081 HOLLAND DRIVE
                            BOCA RATON, FLORIDA 33487

                                 PROXY STATEMENT

                ANNUAL MEETING AND PROXY SOLICITATION INFORMATION

      This proxy statement is first being sent to stockholders on or about June 24, 1999, in connection with the solicitation of proxies by the Board of Directors of Q.E.P. Co., Inc. (the "Company"), to be voted at the Annual Meeting of Stockholders to be held on July 16, 1999, and at any adjournment thereof (the "Meeting"). The close of business on June 14, 1999, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. At the close of business on the record date, the Company had outstanding 2,664,894 shares of $0.001 par value Common Stock ("Common Stock"), entitled to one vote per share.

      Shares represented by duly executed proxies in the accompanying form received by the Company prior to the Meeting will be voted at the Meeting. If stockholders specify in the proxy a choice with respect to any matter to be acted upon, the shares represented by such proxies will be voted as specified. If a proxy card is signed and returned without specifying a vote or an abstention on any proposal, it will be voted according to the recommendation of the Board of Directors on that proposal. The Board of Directors recommends a vote FOR the election of directors and FOR the ratification of the appointment of the independent certified public accountants. The Board of Directors knows of no other matters that may be brought before the Meeting. However, if any other matters are properly presented for action, it is the intention of the named proxies to vote on them according to their best judgment.

      Stockholders who hold their shares through an intermediary must provide instructions on voting as requested by their bank or broker. A stockholder who signs and returns a proxy may revoke it at any time before it is voted by taking one of the following three actions: (i) giving written notice of the revocation to the Secretary of the Company; (ii) executing and delivering a proxy with a later date; or (iii) voting in person at the Meeting.

      A majority of the outstanding shares of Common Stock, represented in person or by proxy, constitutes a quorum for the transaction of business at the Meeting. The affirmative vote of at least a majority of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required to approve the matters to be voted upon at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by one or more inspectors of election appointed at the Meeting, who will also determine whether a quorum is present for the transaction of business. Abstentions and broker non-votes will be counted as shares present in the determination of whether shares of the Company's Common Stock represented at the Meeting constitute a quorum. Abstentions will be treated as votes AGAINST, and broker non-votes will not be counted for the purpose of determining whether a proposal has been approved.

      The expense of preparing, printing, and mailing proxy materials to stockholders of the Company will be borne by the Company. The Company will also reimburse brokerage houses and other nominees for their expenses in forwarding proxy material to beneficial owners of the Company's stock.

      The executive office of the Company is located at 1081 Holland Drive, Boca Raton, Florida 33487 and the telephone number is (561) 994-5550.

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                            CERTAIN BENEFICIAL OWNERS

      The following table sets forth information as to the Company's Common Stock beneficially owned on June 1, 1999, by (i) each director and director nominee, (ii) each executive officer named in the Summary Compensation Table,
(iii) all directors and executive officers of the Company as a group, and (iv) any person who is known by the Company to be the beneficial owner of more than five percent of the Common Stock outstanding. Beneficial ownership means sole or shared voting power or investment power with respect to a security. The Company has been informed that all shares shown are held of record with sole voting and investment power, except as otherwise indicated.

                                                                         SHARES BENEFICIALLY OWNED
                                                                         -------------------------
NAME AND ADDRESS
OF BENEFICIAL OWNER(1)                                               NUMBER                       PERCENT
----------------------                                               ------                       -------
 Lewis Gould(2)                                                     1,348,070                       50.0%

 Susan J. Gould(3)                                                    430,482                       16.1%

 Private Management Group
 200 Corporate Drive, Suite 2100                                      144,052                        5.4%
 Irving, CA  92606

 Marc P. Applebaum(4)                                                  13,700                           *

 Leonard Gould(5)                                                      12,460                           *

 Mervyn D. Fogel(6)                                                    10,000                           *
 Apt. 6
 87 Cadogan Gardens
 Chelsea, London, England  SW3 2RD

 Christian Nast(6)                                                     10,000                           *
 2917 S. Ocean Blvd., PH 1103
 Highland Beach, Florida  33487

 Norman R. Snesil(6)                                                   10,000                           *
 2914 South Ocean Boulevard
 Highland Beach, Florida  33487

 Emil Vogel(6)                                                         10,000                           *
 649 Hyslip Avenue
 Westfield, New Jersey

All directors and executive officers as a group                     1,430,560                       51.5%
(8 persons)

----------
  *   Less than 1%.

(1) Unless otherwise specified, the address of each person in this table is c/o Q.E.P. Co., Inc., 1081 Holland Drive, Boca Raton, Florida 33487.
(2) Includes 414,152 shares of Common Stock owned by Susan J. Gould. Mr. Gould has the right to vote such shares until August 2006 pursuant to the terms of a voting trust agreement. Includes 32,600 shares which may be acquired within 60 days through the exercise of stock options granted under the Company's Omnibus Stock Plan of 1996.

(3) Lewis Gould has the right to vote 414,152 of such shares until August 2006 pursuant to the terms of a voting trust agreement and has a right of first refusal to acquire any shares of Common Stock subject to the voting trust at a price equal to the then prevailing market price of the Common Stock. Excludes 2,000 shares of Common Stock gifted by Lewis Gould and Susan J. Gould to two adult children as to which Lewis Gould and Susan J. Gould disclaim beneficial ownership. Includes 16,330 shares which may be acquired within 60 days through the exercise of stock options granted under the Company's Omnibus Stock Plan of 1996. In May 1998, the Board of Directors authorized the Company to repurchase from Ms. Gould, from time to time, up to 1,000 shares of Common Stock per month at a price per share equal to $.50 less than the closing price of the Common Stock on the date of repurchase. Ms. Gould is not obligated to sell any shares of Common Stock to the Company.
(4) Includes 12,000 shares which may be acquired within 60 days through the exercise of stock options granted under the Company's Omnibus Stock Plan of 1996.
(5) Includes 9,660 shares which may be acquired within 60 days through the exercise of stock options granted under the Company's Omnibus Stock Plan of 1996.
(6) Includes 10,000 shares which may be acquired by each individual within 60 days through the exercise of stock options granted under the Company's Omnibus Stock Plan of 1996.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

      At the Meeting five directors are to be elected to hold office until the 2000 Annual Meeting of Stockholders and until their successors have been elected and qualified. The five nominees for election as directors are Mervyn D. Fogel, Lewis Gould, Christian Nast, Emil Vogel and Leonard Gould. Each nominee is currently a member of the Board. Information concerning each of the nominees is set forth below. The persons named in the enclosed proxy card have advised that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the nominees, and that should any nominee become unable or unwilling to accept nomination or election for any reason, votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe the nominees named will be unable or unwilling to serve if elected.

NOMINEES FOR DIRECTOR

                                      POSITION, PRINCIPAL OCCUPATION,
NOMINEE                   AGE         BUSINESS EXPERIENCE AND DIRECTORSHIPS               DIRECTOR SINCE
-------                   ---         -------------------------------------               --------------
Lewis Gould               56          Chairman of the Board and Chief Executive           1979
                                      Officer of the Company since 1979
                                      (inception).

Mervyn D. Fogel           57          Managing Director The Home Place, Ltd.,             1996
                                      London, England since 1997, Vice President
                                      of Business Development from 1992 to 1997
                                      of Pentland USA, a division of Pentland TLC.

Emil Vogel                56          President, Tarnow International, an                 1997
                                      executive search firm since 1982.

Christian Nast            67          Vice Chairman, Rexall Sundown, Inc.                 1998
                                      ("Rexall") (NASD: RXSD) since February 1999.
                                      Mr. Nast served as Chief Executive Officer
                                      of Rexall from 1997-1999 and President from
                                      1990 and has been a Director since 1993.
                                      From 1989 to 1995, he was Executive Vice
                                      President, North America at Colgate
                                      Palmolive Company.

Leonard Gould             30          Vice President, Home Center Sales of the
                                      Company, since 1998. Management positions
                                      in the Company since 1995.

OTHER EXECUTIVE OFFICERS

EXECUTIVE OFFICER                AGE         POSITION, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND DIRECTORSHIPS
-----------------                ---         ---------------------------------------------------------------------
Susan J. Gould                   53          Vice President and Corporate Secretary of the Company since 1979
                                             (inception), responsible for billing, collection, customer service and related functions.

Marc P. Applebaum                43          Senior Vice President, Chief Financial Officer and Treasurer of
                                             the Company since March 1997. Senior Vice President of Finance and Control and Assistant Treasurer from December 1993 to March
                                             1997 of Pueblo-Xtra International, Inc., a food retailer based in Florida and Puerto Rico. Audit partner with the international accounting firm of Coopers & Lybrand, from 1991 to 1993.

Norman R. Snesil                 55          President, Chief Operating Officer of the Company  August 1, 1998
                                             through April 19, 1999.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

      During the fiscal year ended February 28, 1999, the Company's Board of Directors held three meetings. Except as otherwise stated below, each of the Company's directors attended at least 75% of the total number of Board meetings and meetings of committees of which he is a member that were held during fiscal year 1999. Mervyn Fogel attended only two of the three Board meetings held during fiscal 1999. Leonard Gould was not a Director of the Company at any time during fiscal 1999 and as such attended no meetings during fiscal 1999. During the period of fiscal 1999 that Mr. Nast served as a director of the Company, the Board of Directors held one meeting.

      The Compensation Committee consisted of William Killian and Emil Vogel. The purpose of the Compensation Committee is to recommend to the Board both base salary levels and bonuses for the Chief Executive Officer and the other officers of the Company. The Compensation Committee also reviews and makes recommendations with respect to the Company's existing and proposed compensation plans, and serves as the committee responsible for administering the Company's Omnibus Stock Plan of 1996. During fiscal 1999, the Compensation Committee met once but it did not participate in the determination of the salaries and bonuses paid to the Company's executive officers other than the Company's Chief Executive Officer. Mr. Killian resigned as a director of the Company and from the Compensation Committee on June 14, 1999. See "Board Compensation Committee Report on Executive Compensation."

      The Audit Committee consists of Christian Nast and Emil Vogel. The duties of the Audit Committee are to recommend to the Board of Directors the selection of independent certified public accountants, to meet with the Company's independent certified public accountants to review the scope of audit procedures employed by the Company's independent auditors, to review and approve the audit reports rendered by the Company's independent auditors and to approve the audit fee charged by the independent auditors. During fiscal 1999, the Audit Committee met twice.

COMPENSATION OF DIRECTORS

      During fiscal 1999, the fee paid to all non-employee Directors was increased to $2,000 for each meeting of the Board of Directors and $500 for each committee meeting attended. They are also granted 2,000 options at fair market value. These amounts were paid to the Directors for two meetings during fiscal 1999. Prior to the increase, all non-employee Directors were paid $500. The Directors also received reimbursement for reasonable travel or other out-of-pocket expenses incurred in connection with attending such meetings. No employee of the Company received any additional compensation for his service as a Director.

TRANSACTIONS INVOLVING DIRECTORS AND EXECUTIVE OFFICERS

      During fiscal 1999, the Company engaged Mr. Vogel and his executive search firm, Tarnow International, to conduct an executive search for an executive position within the Company. Mr. Vogel's fee which was determined based on a percentage customary within the industry of the executive's salary was $96,263. In addition, the Company engaged Mervyn Fogel to provide international sales and marketing consulting in connection with the Company's European activities. He received $6,600 during fiscal 1999.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of the Common Stock of the Company to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Directors, executive officers and ten percent stockholders are required to furnish the Company with copies of all Section 16(a) reports they file. Based on its review of the copies of such reports received by it, the Company believes that during fiscal 1999, its directors, executive officers and ten percent beneficial owners complied with all applicable filing requirements.

EXECUTIVE COMPENSATION

      The following table presents certain information concerning the compensation received or accrued for services rendered during the fiscal years ended February 28, 1999, February 28, 1998 and February 28, 1997 for the Company's Chief Executive Officer and each other executive officer of the Company whose total annual salary and bonus exceeded $100,000 in fiscal year 1999 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                               LONG-TERM
                                                       ANNUAL COMPENSATION                   COMPENSATION
                                             ---------------------------------------     ----------------------
                                                                                              NUMBER OF
     NAME AND PRINCIPAL       FISCAL                                   OTHER ANNUAL           SECURITIES
          POSITION             YEAR          SALARY        BONUS       COMPENSATION       UNDERLYING OPTIONS
          --------             ----          ------        -----       ------------       ------------------
Lewis Gould                    1999         $333,462     $206,000       $17,267(1)              20,000
  Chairman and Chief           1998          334,138       45,000        23,747(1)              16,000
  Executive Officer            1997          275,724       20,000        28,582(1)              10,000

Susan J. Gould                 1999         $120,765       $7,500       $ 2,500(1)               1,000
  Vice President and           1998          118,045       12,500         7,549(1)                -0-
  Secretary                    1997          115,611       13,000        13,754(1)              16,000

Marc P. Applebaum              1999         $172,529      $30,637       $ 1,737(1)               3,000
  Chief Financial Officer      1998          144,229       20,000                               11,000
  and Treasurer                1997              N/A          N/A

Norman R. Snesil               1999         $153,365      $80,208         7,000(2)              50,000
  President, Chief
  Operating Officer

----------
(1) Represents contributions made by the Company under its 401(K) and profit sharing plans, and in the case of Mr. Gould, an automobile allowance in the amount of $14,764, $8,728 and $7,848 in 1999, 1998 and 1997, respectively.

(2) Represents an automobile allowance for Mr. Snesil of $7,000. Mr. Snesil resigned as a director of the Company and from all of his officer positions with the Company as of April 19, 1999.

OPTION GRANTS IN FISCAL 1999

      The following table sets forth certain information relating to option grants pursuant to the Company's Omnibus Stock Plan of 1996 in the fiscal year ended February 28, 1999 to the individuals named in the Summary Compensation Table above.

                        OPTION GRANTS IN LAST FISCAL YEAR

      NAME       NUMBER OF SHARES OF  % OF TOTAL OPTIONS                         POTENTIAL REALIZABLE VALUES AT
                    COMMON STOCK          GRANTED TO       EXERCISE               ASSUMED ANNUAL RATES OF STOCK
                 UNDERLYING OPTIONS      EMPLOYEES IN     PRICE PER  EXPIRATION       PRICE APPRECIATION FOR
                       GRANTED            FISCAL YEAR       SHARE       DATE              OPTION TERM (1)
                 -------------------  ------------------  ---------  ----------  ------------------------------
                                                                                     5%                10%
Lewis Gould            20,000                18.4%          $9.00     7/17/08      66,386            212,320
Norman Snesil          50,000                46.6%          $9.00     7/17/08     165,966            530,550
Marc P. Applebaum       3,000                2.8%           $9.00     7/17/08       9,957             31,851
Susan Gould             1,000                1.0%           $9.00     7/17/08       3,319             10,617

--------------
(1) Potential realizable value is based on the assumed growth rates for the option term. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, therefore, there is no assurance the value realized by an executive will be at or near the amounts reflected in this table.

OPTION VALUES AS OF FEBRUARY 28, 1999

     The following table sets forth certain information with respect to the unexercised options to purchase Common Stock granted under the Omnibus Stock Plan of 1996 to the individuals named in the Summary Compensation Table above. None of the individuals named in the Summary Compensation Table exercised any options to purchase Common Stock during the fiscal year ended February 28, 1999.

                         FEBRUARY 28, 1999 OPTION VALUES

                                                  NUMBER OF SECURITIES
                                                 UNDERLYING UNEXERCISED                  VALUE OF UNEXERCISED
NAME                                                   OPTIONS AT                        IN-THE-MONEY OPTIONS
                                                    FEBRUARY 28, 1999                  AT FEBRUARY 28, 1999 (1)
                                                ---------------------------            ---------------------------
                                                EXERCISABLE  NONEXERCISABLE            EXERCISABLE  NONEXERCISABLE
                                                ---------------------------            ---------------------------
Lewis Gould                                        26,000        20,000                 $ 23,801         -0-
Susan Gould                                        16,000         1,000                   $8,800         -0-
Marc P. Applebaum                                  11,000         3,000                 $ 20,050         -0-

-----------
(1) Based on the public trading price of the Common Stock of $8.50 on February 28, 1999.

401(K) PLAN

     Effective March 1, 1995, the Company merged, amended and restated its prior defined contribution profit sharing plan and its prior 401(k) plan into a revised plan (the "401(k) Plan") to provide retirement income to employees of the Company. The prior plans were, and the 401(k) Plan is intended to remain, qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended. The 401(k) Plan covers all employees who are at least age 21 and have completed one year of service. It is funded each year by the following contributions: (i) voluntary pre-tax ("salary reduction") contributions from employees up to a maximum dollar limit set by law (and increased for cost of living changes), (ii) discretionary matching contributions by the Company equal to a percentage of the amount of the employee's salary reduction contribution, which percentage is to be determined each year by the Company (and may be zero), and (iii) a profit sharing contribution, the amount of which, if any, is determined by the Company in its sole discretion. Upon leaving the Company, each participant is 100% vested with respect to the participant's contributions and is vested based on years of service with respect to the Company's matching contributions. Contributions are invested as directed by the participant in investment funds available under the 401(k) Plan. Full retirement benefits are payable to each participant in a single cash payment upon the participant's retirement, termination of employment, death or disability.

EMPLOYMENT AGREEMENT

     Effective June 1996, the Company entered into an employment agreement with Lewis Gould. The agreement provides that Mr. Gould shall devote his full business time to the Company, may be terminated by the Company for "cause" (as defined in the agreement) and will receive an annual base salary of $275,000, subject to adjustment for cost of living increases. The agreement provides that Mr. Gould may receive an annual bonus at the discretion of the Board of Directors and will receive lump sum compensation equal to 2.9 times his annual salary and bonus in the event of a non-negotiated change in control of the Company. The Company also provides Mr. Gould with an automobile allowance. The employment agreement extends for a three-year term and is subject to successive one-year renewals thereafter.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 1999, the members of the Compensation Committee were William Killian and Emil Vogel, each of whom are non-employee directors of the Company. Lewis Gould, the Company's Chairman and Chief Executive Officer, participated in deliberations concerning executive compensation (other than the compensation of the Chief Executive Officer) during the Company's fiscal year ended February 28, 1999. As previously stated, Mr. Killian resigned as a director of the Company in June 1999. See "Board Compensation Committee Report on Executive Compensation."

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION AND THE PERFORMANCE GRAPH SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     All executive officer compensation for fiscal 1999 (other than the compensation of the Chief Executive Officer) was established by Lewis Gould, the Company's Chairman of the Board and Chief Executive Officer. In determining executive officer compensation, Mr. Gould took into consideration all factors he deemed relevant, including business conditions in general and in the Company's line of business, the Company's performance, and the performance of the specific executive officer under consideration. While the Board of Directors was advised of Mr. Gould's determinations and Mr. Gould acted after receiving the advice and recommendations of other executive officers, his decisions were not brought to the Board of Directors or the Compensation Committee for formal action. In addition to salaries and retirement plan contributions, the compensation program for executive officers in fiscal 1999 also included awards of stock options under the Company's Omnibus Stock Plan of 1996 and bonuses. The awards granted to executive officers during fiscal 1999 under this plan and bonuses were approved by the Compensation Committee and the Board of Directors. The Board of Directors believes that stock options provide additional incentive to executive officers to continue in the service of the Company and align the interests of executive officers with those of the Company's stockholders.

     The compensation for Mr. Gould is governed by the terms of an employment agreement entered into in June 1996. In July of 1998, Mr. Gould received an increase in an annual base salary from $300,000 to $360,000. The agreement provides that Mr. Gould may receive, as discretionary, an annual bonus. During fiscal 1999, the Compensation Committee awarded Mr. Gould a bonus of $206,000. In determining the bonus and the adjustment in base salary to be paid to Mr. Gould, the Compensation Committee took into consideration a number of factors, including the 82.5% growth in the Company's net sales in fiscal 1999, the acquisitions completed during fiscal 1998, the expansion of the Company's customer base and overall performance of the Company, much of which was attributable to Mr. Gould's efforts. In addition, during fiscal 1999, the Compensation Committee awarded Mr. Gould options to purchase 20,000 shares of Common Stock under the Omnibus Stock Plan of 1996.

     As described in this report, Lewis Gould, individually, and the other members of the Compensation Committee determined portions of executive officer compensation for fiscal 1999, respectively. Accordingly, this report is provided by each member of the Compensation Committee who participated in determining 1999 executive officer compensation, and who currently serves as a member of the Company's Board of Directors.

                                                       Lewis Gould
                                                       Emil Vogel

                                PERFORMANCE GRAPH

     The following graph is a comparison of the cumulative total returns for the Company's Common Stock as compared with the cumulative total return for the NASDAQ Stock Market (U.S.) Index and the Russell 2000 Index. The Securities and Exchange Commission rules provide that the Company may compare its returns to those of issuers with similar market capitalization if the Company does not use a published industry or line-of-business index as a comparison and does not believe it can reasonably identify a peer group. After reasonable inquiry, the Company determined that no existing published industry or line-of-business indexes were applicable to the Company's business. In addition, the Company was unable to identify a peer group of publicly traded companies to which it believed a reasonable and meaningful comparison could be made. Therefore, the Company determined to compare its returns to those of the Russell 2000 Index, an index which the Company believes includes companies with market capitalizations similar to its own. The graph assumes that $100 was invested in the Company's Common Stock on September 18, 1996 (the date the Company's Common Stock commenced trading on the NASDAQ National Market System) and in each of the indexes on August 31, 1996, and that all dividends were reinvested.



                                [GRAPH OMITTED]


=====================================================================================================
                                    8-31-96       9-18-96      2-28-97     2-28-98      2-28-99
-----------------------------------------------------------------------------------------------------
 Q.E.P. Co., Inc.                                  $100         $ 94         $ 99         $100
-----------------------------------------------------------------------------------------------------
 NASDAQ Stock Market (U.S.)           $100                      $114         $148         $192
-----------------------------------------------------------------------------------------------------
 Russell 2000                         $100                      $109         $137         $120
=====================================================================================================


     The Company cautions that the stock price performance shown in the graph above should not be considered indicative of potential future stock price performance.

                 PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Company's Board of Directors has appointed Grant Thornton LLP, Fort Lauderdale, Florida, as independent accountants to audit the consolidated financial statements of the Company for the year ending February 29, 2000. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting of Stockholders with the opportunity to make a statement if they desire to do so and to respond to appropriate questions posed by stockholders. The Company has not had any changes in or disagreements with its independent accountants on accounting or financial disclosure issues. If the stockholders do not ratify the appointment of Grant Thornton LLP, the Company will select other independent accountants. The Board of Directors recommends a vote FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent certified public accountants for the year ending February 29, 2000.

                            PROPOSALS OF STOCKHOLDERS

     Proposals of stockholders intended for presentation at the 2000 Annual Meeting of Stockholders must be received by the Company on or before February 25, 2000 in order to be included in the Company's proxy statement and form of proxy for that meeting.

                                  OTHER MATTERS

     The Board of Directors is not aware of any other matters to come before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote said proxy in accordance with their judgment in such matters.

                               Q.E.P. CO., INC.
                               1081 Holland Drive
                           Boca Raton, Florida 33487

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Lewis Gould and Marc P. Applebaum, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them or their substitutes to represent and to vote, as designated below, all the shares of stock of Q.E.P. Co., Inc. held of record by the undersigned on June 14, 1999, at the annual meeting of stockholders to be held on July 16, 1999 or any adjournment thereof.

1. ELECTION OF DIRECTORS   [ ] FOR all nominees listed below            [ ] WITHHOLD AUTHORITY
                               (except as marked to the contrary below)     to vote for all nominees listed below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE
             A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

   MERVYN D. FOGEL  LEWIS GOULD   LEONARD GOULD  CHRISTIAN NAST  EMIL VOGEL

2. PROPOSAL TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR 2000
                   [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

3. In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                          (CONTINUED ON REVERSE SIDE)

                          (CONTINUED FROM OTHER SIDE)

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2

                                       DATED:                      , 1999
                                             ----------------------

                                       ----------------------------------
                                                   Signature

                                       ----------------------------------
                                           Signature if held jointly

                                       Please sign exactly as name appears on
                                       this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

          PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE